Exhibit 99.33
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Deal Name                              CWABS 2005-12
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**Please fill in over this generic data

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                                            ARM                  FRM               Total/Avg.
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
Percentage Bal.                                                       100.00%              100.00%
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Deal Balance                                                  $132,984,477.79      $701,266,466.08
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WAM                                                                       355                  359
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WALA                                                                    6.79%                7.22%
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WAC                                                                         0                    0
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CLTV (incl silent 2nds)                                                77.78%               84.76%
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Loan Balance                                                      $187,831.18          $185,373.11
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Non-Full Doc %                                                         18.08%               13.40%
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DTI
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IO %                                                                   11.50%               36.14%
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Second Lien %                                                           0.00%                0.00%
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Silent Seconds %                                                        5.96%               13.63%
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FICO
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1st Quartile
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2nd Quartile
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3rd Quartile
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4th Quartile
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Property Type
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Single Family %                                                        80.57%               75.81%
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PUD %                                                                  12.63%               15.99%
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2-4 Unit %                                                              2.39%                1.98%
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MH %                                                                    0.11%                0.23%
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Occupancy Type
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Owner Occupied                                                        100.00%              100.00%
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2nd Home                                                                0.00%                0.00%
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Investor Prop.                                                          0.00%                0.00%
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Loan Purpose
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Purchase                                                               13.91%               38.26%
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Cash-Out                                                               80.62%               58.28%
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Rate-Reduction                                                          5.47%                3.46%
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